UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2019

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “Annual Meeting”) of CSX Corporation (“CSX”) held on Friday, May 3, 2019, CSX’s shareholders approved the CSX 2019 Stock and Incentive Award Plan. The CSX 2019 Stock and Incentive Award Plan had previously been approved by the CSX Board of Directors, subject to shareholder approval.

The CSX 2019 Stock and Incentive Award Plan provides for grants of stock options (both nonqualified and incentive stock options), stock appreciation rights, restricted stock units, performance awards, dividend equivalents and other cash- and stock-based awards to CSX’s employees, non-employee directors and individual consultants.

The principal features of the CSX 2019 Stock and Incentive Award Plan are described in detail under “Proposal 4 – Vote to Approve the CSX 2019 Stock and Incentive Award Plan” of CSX’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by CSX with the Securities and Exchange Commission on March 22, 2019 (the “Proxy Statement”). The description of the principal features of the CSX 2019 Stock and Incentive Award Plan included in the Proxy Statement is incorporated by reference in this Current Report on Form 8-K.

The foregoing description of the principal features of the CSX 2019 Stock and Incentive Award Plan is qualified in its entirety by reference to the full text of the CSX 2019 Stock and Incentive Award Plan, which is filed as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

CSX held its Annual Meeting on Friday, May 3, 2019. The final voting results for each matter submitted to a shareholder vote at the Annual Meeting are set forth below.

Item 1:	The following ten persons were elected to the CSX Board of Directors:

	For	Against	Abstain	Broker Non-Votes	Total
Donna M. Alvarado	571,333,376	17,071,700	2,499,273	117,638,230	708,542,579
Pamela L. Carter	575,321,848	13,118,154	2,464,347	117,638,230	708,542,579
James M. Foote	579,884,827	8,635,721	2,383,801	117,638,230	708,542,579
Steven T. Halverson	569,713,298	18,697,536	2,493,515	117,638,230	708,542,579
Paul C. Hilal	573,778,896	14,797,963	2,327,490	117,638,230	708,542,579
John D. McPherson	581,991,133	6,437,106	2,476,110	117,638,230	708,542,579
David M. Moffett	571,550,544	16,446,834	2,906,971	117,638,230	708,542,579
Linda H. Riefler	573,416,471	14,500,319	2,987,559	117,638,230	708,542,579
J. Steven Whisler	576,289,742	11,593,598	3,021,009	117,638,230	708,542,579
John J. Zillmer	568,443,645	19,487,953	2,972,751	117,638,230	708,542,579

Item 2:	Shareholders ratified the appointment of Ernst & Young LLP as CSX’s independent registered public accounting firm for 2019, by the votes set forth in the table below:

For	Against	Abstain	Total
682,825,487	23,013,474	2,703,618	708,542,579

Item 3:	Shareholders approved, on an advisory (non-binding) basis, the compensation of CSX’s named executive officers, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
548,902,982	37,716,392	4,284,975	117,638,230	708,542,579

Item 4:	Shareholders approved the CSX 2019 Stock and Incentive Award Plan, by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes	Total
559,434,279	28,101,399	3,368,671	117,638,230	708,542,579

No other matters were submitted for shareholder action.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Report:

Exhibit	Description

10.1	CSX 2019 Stock and Incentive Award Plan (incorporated by reference to Appendix A to the registrant’s Definitive Proxy Statement on Schedule 14A filed March 22, 2019)

99.1	“Proposal 4 – Vote to Approve the CSX 2019 Stock and Incentive Award Plan” (incorporated by reference to the registrant’s Definitive Proxy Statement on Schedule 14A filed March 22, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: May 8, 2019